                                                                   EXHIBIT 10.8

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    AWARD/CONTRACT                      1. THIS CONTRACT IS A RATED ORDER               RATING             PAGE OF PAGES
                                           UNDER DPAS (15 CFR 350)                               DOS1         1       30
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
2. CONTRACT (Proc. Inst. Ident.) NO.    3. EFFECTIVE DATE            4. REQUISITION/PURCHASE/PROJECT NO.
                N00039-96-C-0066               14 MAR 1996                           N00039-94-P4-DV002                     R
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5. ISSUED BY                    CODE          N00039           6. ADMINISTERED BY (If other than item 5)    CODE     S2404A
                                    --------------------------                                                  ------------------
COMMANDER                                                      DCMAO Baltimore
Space and Naval Warfare Systems Command                        ATTN: Chesapeake
2451 Crystal Drive, Arlington, VA 22245-5200                   200 Towsontown Blvd., West
POC: E. McGinnis, 02-33M (703)602-0599                         Towson, MD 21204-5299
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7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)  8. DELIVERY
                                                                                      [x]FOB ORIGIN    [ ] OTHER (See below)
Advanced Communication Systems, Inc.                                                ----------------------------------------------
10089 Lee Highway                                                                   9. DISCOUNT FOR PROMPT PAYMENT
Fairfax, VA 22030
                                                                                       N/A
                                                                                    ----------------------------------------------
                                                                                     10. SUBMIT INVOICES           ITEM
                                                                                     (4 copies unless other-
------------------------------------------------------------------------------------ wise specified) TO THE
CODE 2X691                             FACILITY CODE R414                            ADDRESS SHOWN IN:             See Block 12
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11. SHIP TO/MARK FOR              CODE                         12. PAYMENT WILL BE MADE BY                   CODE  SC1010
                                      ------------------------ DFAS-Columbus Center                              -----------------
                                                               DFAS-CO/Capital Division
                                                               P.O. Box 182263, Columbus, OH 43218-2263
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-      14. ACCOUNTING AND APPROPRIATION DATA
    TION:                                                      See attached Financial Accounting Data Sheet
 [ ] 10 U.S.C. 2304(c) ( N/A ) [ ]41 U.S.C. 253 (C) ( N/A )
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   15A. ITEM NO.               15B. SUPPLIES/SERVICES              15C. QUANTITY       15D. UNIT    15E. UNIT PRICE  15F. AMOUNT
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                    See Section B




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                                                                            15G. TOTAL AMOUNT OF CONTRACT         $ 16,322,871.00
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
                            16. TABLE OF CONTENTS

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(X)   SEC.            DESCRIPTION                 PAGE(S) (X)   SEC.                     DESCRIPTION                    PAGE(S)
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                 PART I - THE SCHEDULE                                          PART II - CONTRACT CLAUSES
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
 X    A   SOLICITATION/CONTRACT FORM                1      X     I    CONTRACT CLAUSES                                     19-29
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 X    B   SUPPLIES OR SERVICES AND PRICES/COSTS   2-10           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
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 X    C   DESCRIPTION/SPECS./WORK STATEMENT        10      X     J    LIST OF ATTACHMENTS                                    30
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 X    D   PACKAGING AND MARKING                    10                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
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 X    E   INSPECTION AND ACCEPTANCE                10            K    REPRESENTATIONS, CERTIFICATIONS AND
--------------------------------------------------------------        OTHER STATEMENTS OF OFFERORS
 X    F   DELIVERIES OR PERFORMANCE                11
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 X    G   CONTRACT ADMINISTRATION DATA            12-14          L    INSTRS., CONDS., AND NOTICES TO OFFERORS
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 X    H   SPECIAL CONTRACT REQUIREMENTS           14-18          M    EVALUATION FACTORS FOR AWARD
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
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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
17. [ ]  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is re-      18. [X] AWARD (Contractor is not required to sign this document)
quired to sign this document and return ____________________      Your offer on Solicitation Number  N00039-95-R-0063 (Q)
copies to issuing office.)  Contractor agrees to furnish and                                       --------------------------------
deliver all items or perform all the services set forth or        including the additions or changes made by you which additions
otherwise identified above and on any continuation sheets         or changes are set forth in full above, is hereby accepted as to
for the consideration stated herein.  The rights and              items listed above and on any continuation sheets.  This award
obligations of the parties to this contract shall be subject      consummates the contract which consists of the following
to and governed by the following documents: (a) this award/       documents: (a) the Government's solicitation and your offer, and
contract, (b) the solicitation, if any, and (c) such              (b) this award/contract.  No further contractual document is
provisions, representations, certifications, and                  necessary.
specifications, as are attached or incorporated by refer-
ence herein. (Attachments are listed herein.)

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19A. NAME AND TITLE OF SIGNER (Type or print)                     20A. NAME OF CONTRACTING OFFICER
                                                                  Contracting Officer
    GEORGE A. ROBINSON   President                                Space and Naval Warfare Systems Command
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19B. NAME OF CONTRACTOR                       19C. DATE SIGNED    20B. UNITED STATES OF AMERICA                   20C. DATE SIGNED

BY /s/ GEORGE A. ROBINSON                       13 March 1996     BY   /s/ N.H. CUNNINGHAM                         14 MAR 1996
  ---------------------------------------                             -----------------------------------
  (Signature of person authorized to sign)                            (Signature of Contracting Officer)
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NSN 7540-01-152-8069                                    26-107                                  STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                       Prescribed by GSA
                                                                                                FAR (48 CFR) 53.214 (a)

                                                            N00039-96-0066

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM      DESCRIPTION                                QTY/UNIT       AMOUNT
----      -----------                                --------       ------

0001      Provide systems engineering, technical     250 SY
          analyses and program management support
          to Navy Satellite Communicatons (PMW 176)
          Submarine Communications (PMW 173) and
          Communications Systems Engineering (PD70E)

0001AA    O&MN Funds                                                 NSP
0001AB    R&D Funds                                                  NSP
0001AC    OPN Funds                                                  NSP
0001AD    SCN Funds                                                  NSP

Estimated Cost ..................................................    $  *
Fixed Fee .......................................................       *
Total Estimated Cost Plus Fixed Fee .............................    $16,322,871

0002      Travel and Subsistence                     1 Lot           $  *
          for Item 0001 (See Note 1)

0003      Material for Item 0001 (See Note 2)        1 Lot           $  *

NSP - Not Separately Priced

One Staff-Year (SY) equals 2080 hours








* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                            N00039-96-0066

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

OPTION ITEMS 0004 through 0006

ITEM      DESCRIPTION                                QTY/UNIT      AMOUNT
----      -----------                                --------      ------
0004      Provide systems engineering, technical     250 SY
          analyses and program management support
          to Navy Satellite Communicatons (PMW 176),
          Submarine Communications (PMW 173) and
          Communications Systems Engineering (PD70E)

0004AA    O&MN Funds                                                 NSP
0004AB    R&D Funds                                                  NSP
0004AC    OPN Funds                                                  NSP
0004AD    SCN Funds                                                  NSP

Estimated Cost ...................................................   $ *
Fixed Fee ........................................................     *
Total Estimated Cost Plus Fixed Fee ..............................   $16,600,124

0005      Travel and Subsistence                     1 Lot           TBD
          for Item 0004 (See Note 1)

0006      Material for Item 0004 (See Note 2)        1 Lot           TBD

NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours







* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                N00039-96-0066

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

OPTION ITEMS 0007 through 0009

ITEM           DESCRIPTION                                QTY/UNIT   AMOUNT
----           -----------                                --------   ------

0007           Provide systems engineering, technical       250SY
               analyses and program management support
               to Navy Satellite Communications (PMW 176),
               Submarine Communications (PMW 173) and
               Communications Systems Engineering (PD70E)

0007AA         O&MN Funds                                            NSP
0007AB         R&D Funds                                             NSP
0007AC         OPN Funds                                             NSP
0007AD         SCN Funds                                             NSP

Estimated Cost ..................................................    $   *
Fixed Fee .......................................................        *
Total Estimated Cost Plus Fixed Fee .............................    $16,868,338

0008           Travel and Subsistence                       1 Lot    TBD
               for Item 0007 (See Note 1)

0009           Material for Item 0007 (See Note 2)          1 Lot    TBD

NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours






* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                 N00039-96-0066

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

OPTION ITEMS 0010 through 0012

CLIN           DESCRIPTION                                QTY/UNIT   AMOUNT
----           -----------                                --------   ------

0010           Provide systems engineering, technical     250 SY
               analysis and program management support
               to Navy Satellite Communications (PMW 176),
               Submarine Communications (PMW 173) and
               Communications Systems Engineering (PD70E)

0010AA         O&MN Funds                                            NSP
0010AB         R&D Funds                                             NSP
0010AC         OPN Funds                                             NSP
0010AD         SCN Funds                                             NSP

Estimated Cost ...................................................   $ *
Fixed Fee ........................................................     *
Total Estimated Cost Plus Fixed Fee ..............................   $17,174,632

0011           Travel and Subsistence                     1 Lot      TBD
               for Item 0010 (See Note 1)

0012           Material for Item 0010 (See Note 2)        1 Lot      TBD

NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours





* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                 N00039-96-0066

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

OPTION ITEMS 0013 through 0015

CLIN           DESCRIPTION                                QTY/UNIT   AMOUNT
----           -----------                                --------   ------

0013           Provide systems engineering, technical     250 SY
               analyses and program management support
               to Navy Satellite Communications (PMW 176),
               Submarine Communications (PMW 173) and
               Communications Systems Engineering (PD70E)

0013AA         O&MN Funds                                            NSP
0013AB         R&D Funds                                             NSP
0013AC         OPN Funds                                             NSP
0013AD         SCN Funds                                             NSP

Estimated Cost ...................................................   $ *
Fixed Fee ........................................................     *
Total Estimated Cost Plus Fixed Fee ..............................   $17,475,533

0014           Travel and Subsistence                     1 Lot      TBD
               for Item 0013 (See Note 1)

0015           Material for Item 0013 (See Note 2)        1 Lot      TBD

NSP - Not Separately Priced
TBD - To Be Determined
One Staff-Year (SY) equals 2080 hours

Note 1: A Government estimate for travel and subsistence will be provided at the time of award. The cost for travel and subsistence shall be reimbursed in accordance with FAR 31.205-46, and may include G&A expense, but shall not be subject to any other overhead rates or fixed fee.

Note 2: The cost for material is incidental to performance of the required tasks and may include such items as office supplies and computer software. The material cost shall be reimbursed and may include General & Administrative (G&A), but shall not be subject to any other overhead rates or fixed fee.



* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                N00039-96-0066
SECTION B
B-1 PAYMENT OF FIXED FEE BASED ON MAN-HOURS (TERM TYPE) (JAN 89) (SPAWAR 5252.216-9201)(Applicable to Item 0001, and option items 0004, 0007, 0010 and
0013 if and to the extent exercised)

The fixed fee for work performed under this contract is $ *, provided that not less than ** staff-hours of direct labor are so employed on such work by the Contractor. If substantially less than ** staff-hours of direct labor are so employed for such work, the fixed fee shall be equitably reduced to reflect the reduction of work. The Government shall make payments to the Contractor when requested as work progresses, but not more frequently than bi-weekly, on account of the fixed fee, equal to * * * percent of the amounts invoiced by the Contractor under the "ALLOWABLE COST AND PAYMENT" clause hereof for the related period, subject to the withholding provisions of paragraph (b) of the "FIXED FEE" clause provided that the total of all such payments shall not exceed eighty-five percent (85%) of the fixed fee. Any balance of fixed fee shall be paid to the Contractor. Any overpayment of fixed fee shall be repaid by the Contractor or otherwise credited to the Government, at the time of final payment.

          ITEM               *FIXED FEE                 **STAFF HOURS
          ----                ---------                   -----------

          0001                  ***                         520,000
          0004                  ***                         520,000
          0007                  ***                         520,000
          0010                  ***                         520,000
          0013                  ***                         520,000

LEVEL OF EFFORT - FEE ADJUSTMENT FORMULA I (MAR 94) (SPAWAR 5252.216-9204) (Applicable to Item 0001, and option items 0004, 0007, 0010 and 0013 if and to the extent exercised)

a. Subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" clause (whichever is applicable to this contract), the level of effort for the performance of work under this contract shall be as follows:

                                             Total Staff-hours
                    ITEM                     of Direct Labor
                    ----                     -----------------

                    0001                          520,000
                    0004                          520,000
                    0007                          520,000
                    0010                          520,000
                    0013                          520,000

*** This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                               N00039-96-0066

SECTION B

The Contractor agrees to provide the total level of effort specified above in performance of work described in Sections "B" and "C" of this contract. The total staff-hours of direct labor shall include subcontractor direct labor hours for those subcontractors identified in the Contractor's proposal as having hours included in the proposed level of effort.

b. Of the total man-hours of direct labor set forth above, it is estimated that* man-hours are competitive time (uncompensated overtime). Competitive time (uncompensated overtime) is defined as hours provided by personnel in excess of 40 hours per week without additional compensation for such excess work. All other effort is defined as compensated effort. If no amount is indicated in the first sentence of this paragraph, competitive time (uncompensated overtime) effort performed by the contractor shall not be counted in fulfillment of the level of effort obligations under this contract.

c. Effort performed in fulfilling the total level of effort obligations specified above shall only include effort performed in direct support of this contract and shall not include time and effort expended on such things as local travel to and from an employee's usual work location, uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at an employee's residence or other non-work locations or other time and effort which does not have a specific and direct contribution to the tasks described in Section "B".

d. It is understood and agreed that the rate of staff-hours per month may fluctuate in pursuit of the technical objective provided that such fluctuation does not result in the utilization of the total staff-hours of effort prior to the expiration of the term hereof, and it is further understood and agreed that the number of hours of effort for any classification may be utilized by the contractor in any other direct labor classification if necessary for the performance of the work. Written notification shall be furnished to the Contracting Officer whenever eighty-five percent (85%) of the established level of effort is reached.

e. If the total level of effort specified in paragraph (a) above is not provided by the contractor during the period of this contract, the Contracting Officer shall either (1) reduce the fixed fee of the contract as follows:

               Fee reduction = Fixed Fee x (required LOE - Expended LOE)
                                            ---------------------------
                                                   Required LOE

or (2) subject to the provisions of the "Limitation of Cost" or "Limitation of Funds" (whichever is applicable) require the Contractor to continue to perform work until the total number of man-hours of direct labor specified in paragraph
(a) shall have been expended, at no increase in fixed fee of this contract.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                N00039-96-0066

SECTION B

f. The Contractor shall provide and maintain an accounting system, acceptable to the Administrative Contracting Officer (ACO) and the Defense Contract Audit Agency (DCAA), which collects costs incurred and effort (compensated and uncompensated, if any) provided in fulfillment of the level of effort obligations of this contract. The Contractor shall indicate on each invoice the total level of effort claimed during the period covered by the invoice, separately identifying compensated effort and uncompensated effort, if any.

g. Within 45 days after completion of the work under each separately identified period of performance hereunder, the Contractor shall submit the following information in writing, to the Contracting Officer with copies to the cognizant Contract Administration Office and DCAA office to which vouchers are submitted:

     1. The total number of staff-hours of direct labor expended during the applicable period.

     2. A breakdown of this total showing the number of staff-hours expended in each direct labor classification and associated direct and indirect costs.

     3. A breakdown of other costs incurred.

     4. The Contractor's estimate of the total allowable cost incurred under the contract for the period.

In the case of a cost underrun, the Contractor shall submit the following information in addition to that required above:

     5. The amount by which the estimated cost of this contract may be reduced to recover excess funds and the total amount of staff-hours not expended, if any.

     6. A calculation of the appropriate fee reduction in accordance with this clause.

All submissions required by this paragraph shall include subcontractor information, if any.

h. Notwithstanding any of the provisions in the above paragraphs, in the event that the Contractor has provided not more than 105% nor less than 95% of the required level of effort specified for each separately identified period of performance in paragraph (a) above, within the term and estimated cost set forth in this contract, then the fee shall remain the same as set forth in Section "B".

                                                                 N00039-96-0066

SECTION B

i. SPECIAL INSTRUCTION TO THE PAYING OFFICE REGARDING WITHHELD FEE

Fees withheld pursuant to the provisions of this contract, such as the withholding provided by the "Allowable Cost and Payment" and "Fixed Fee" clauses, shall not be paid until the contract has been modified to reduce the fixed fee in accordance with paragraph (e) above, except that no such action is required if the total level of effort provided falls within the limits established in paragraph (h) above.

B-3 ALLOTMENT OF FUNDS (JAN 89) (SPAWAR 5252.232-9200) (Applicable to Item 0001, and option items 0004, 0007, 0010 and 0013 if and to the extent exercised)

a. This contract is incrementally funded with respect to both cost and fee.

b. The amounts presently available and allotted to this contract for payment of fee, as provided in the Section I clause of this contract entitled "FIXED FEE", are as follows:

   ITEM(S)                  ALLOTTED TO FIXED FEE
   -------                  ---------------------

   0001                               *

c. The amounts presently available and allotted to this contract for payment of cost and travel and subsistence, subject to the Section I "LIMITATION OF FUNDS" clause, the items covered thereby and the period of performance which it is estimated the allotted amount will cover are as follows:

   ITEM(S)                  ALLOTTED TO COST            PERIOD OF PERFORMANCE
   ------                   ----------------            ---------------------

   0001                            *                         3 April 1996
   0002                            *                         3 April 1996
   0003                            *                         3 April 1996

d. The parties contemplate that the Government will allot additional amounts to this contract from time to time by unilateral contract modification, and any such modification shall state separately the amounts allotted for cost and for fee, the items covered thereby, and the period of performance the amounts are expected to cover.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                                N00039-96-0066


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

Item 0001, 0002 and 0003 and Option Items 0004 through 0015, if and to the extent exercised, shall be in accordance with the attached Statement of Work
(SOW) entitled "Engineering and Technical Services Statement of Work for Satellite Communications, PMW 176, Submarine Communications, PMW 173 and Communications Systems Engineering, PD 70E" dated 04 May 1994 (Attachment 2 hereto), and the Section H-2 clause entitled "Technical Direction".

SECTION D - PACKAGING AND MARKING

All deliverables shall be packed and packaged in accordance with best commercial practices to ensure safe delivery.

MARKING OF REPORTS (NOV91) (SPAWAR 5252.237-9203)

All reports shall prominently show on the cover of the report:

(1) name and business address of the contractor
(2) contract number
(3) contract dollar amount
(4) whether the contract is competive or non-competitvely awared
(5) sponser:

                    Department of the Navy
                    Space and Naval Warfare Systems Command
                    PMW 176E, CPK 5, Room 518

SECTION E - INSPECTION AND ACCEPTANCE

NOTICE: The following clause is hereby incorporated by reference.

FAR SOURCE     TITLE                                              DATE
----------     -----                                             ------

52.246-5       Inspection of Services - Cost-Reimbursement       APR 84

Any deliverables under Items 0001, 0002 and 0003, and Option Items 0004 through 0015, if and to the extent exercised, shall be inspected and accepted at destination by the Commander, Space and Naval Warfare Systems Command, SPAWAR Code PMW 176-32 or his duly authorized representative.

                                                              N00039-96-0066

SECTION F - DELIVERIES OR PERFORMANCE

NOTICE:  The following clause is hereby incorporated by reference.

FAR SOURCE     TITLE                                               DATE
----------     -----                                              ------

52.242-15      Stop Work Order - ALT I (APR 84)                   AUG 89

The period of performance for Items 0001, 0002 and 0003 shall be from the effective date of contract through 30 September 1996.

The period of performance for Option Items 0004, 0005 and 0006, if and to the extent exercised, shall be from 01 October 1996 through 30 September 1997.

The period of performance for Option Items 0007, 0008 and 0009, if and to the extent exercised, shall be from 01 October 1997 through 30 September 1998.

The period of performance for Option Items 0010, 0011 and 0012, if and to the extent exercised, shall be from 01 October 1998 through 30 September 1999.

The period of performance for Option Items 0013, 0014 and 0015, if and to the extent exercised, shall be from 01 October 1999 through 30 September 2000.

SECTION G - CONTRACT ADMINISTRATION DATA

G-1 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 92) (NAPS 5252.232-9001)

a. "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF-1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

b. The Contractor shall submit invoices and any necessary supporting documentation, in an original and 3 copies, to the contract auditor at the following address: Defense Logistics Agency, DCMAO Manassas, 10500 Battleview Parkway, Suite 200, Manassas, VA 22110-2342 unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to SPAWAR Code PMW 176-32. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

                                                               N00039-96-0066

SECTION G

c. Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

d. In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

(1) Contract line item number (CLIN)
(2) Subline item number (SLIN)
(3) Accounting Classification Reference Number (ACRN)
(4) Payment terms
(5) Procuring activity
(6) Date supplies provided or services performed
(7) Costs incurred and allowable under the contract
(8) Vessel (e.g., ship, submarine or other craft) or system for which supply/services is provided

e.   A DD Form 250, "Material Inspection and Receiving Report",

          is required with each invoice submittal.
     ----
          is required only with the final invoice.
     ----
      X   is not required.
     ----

f.   A Certificate of Performance

          shall be provided with each invoice submittal.
     ----
      X   is not required.
     ----

g. The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

h. Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

                                                                N00039-96-0066

SECTION G

G-2 ADDRESS TO WHICH PAYMENT IS TO BE MAILED (JAN 89) (SPAWAR
5252.232-9204)

Payment hereunder shall be mailed to the following address:

               Advanced Communication Systems
               Department 0885
               McLean, VA 22109-0885

G-3 PURCHASING OFFICE POINT OF CONTACT (APR 93) (SPAWAR 5252.242-9200)

The Purchasing Office Point of Contact for this procurement is:

               Mr. Ed McGinnis
               Commander
               SPAWAR Code 02-33M
               Space and Naval Warfare Systems Command
               2451 Crystal Drive (Crystal Park 5)
               Arlington, Virginia 22245-5200
               Phone: (703) 602-0599

SECTION H - SPECIAL CONTRACT REQUIREMENT

H-1 SUBSTITUTION OF KEY PERSONNEL (JAN 89) (SPAWAR 5252.237-9204)

a. The Offeror agrees to assign to the contract those persons whose resumes were submitted with his proposal and specifically listed herein who are necessary to fill the requirements of the contract:

     KEY PERSONNEL

        *                               *
        *                               *



* This material has been omitted pursuant to a request for confidential treatment. The material has been filed separately with the Securities and Exchange Commission.

                                                               N00039-96-0066
SECTION H

b. The Offeror agrees that during the first ninety (90) days of the contract performance period no personnel substitutions will be permitted unless such substitutions are necessitated by an individual's sudden illness, death, or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information required by paragraph (c) below. After the initial ninety (90) day period, all proposed substitutions must be submitted, in writing, at least fifteen (15) days, (thirty (30) days if security clearance is to be obtained), in advance of the proposed substitutions to the Contracting Officer, and provide the information required by paragraph (c) below.

c. All requests for substitutions must provide a detailed explanation of the circumstances necessitating the proposed substitutions, a complete resume for the proposed substitute, and any other information requested by the Contracting Officer, needed by him to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The Contracting Officer or his authorized representative will evaluate such requests and promptly notify the Contractor of his approval or disapproval thereof

H-2 TECHNICAL DIRECTION (COST TYPE CONTRACTS) (APR 92) (SPAWAR
5252.242-9202)

a. Technical Direction may be provided to the Contractor from time to time by the Contracting Officer or Contracting Officer's Representative, if authorized, during the term (term is defined as the period of performance for the basic contract and any options that may be exercised) of this contract. Technical Direction will provide specific information relating to the tasks contained in the Statement of Work and will be provided to the contractor in writing. Any Technical Direction issued hereunder will be subject to the terms and conditions of the contract. The contract shall control in the event of conflict with any Technical Direction issued hereunder, and cannot be modified by any Technical Direction.

b. As stated, Technical Direction shall be issued in writing and shall include, but not be limited to, the following information.

(1)  date of issuance of Technical Direction;
(2)  applicable contract number;
(3)  Technical Direction identification number;
(4)  description of Technical Direction;
(5)  estimated cost;
(6)  estimated level of effort by labor category; and
(7)  signature of the PCO/COR.

                                                               N00039-96-0066

SECTION H

c. If the contractor does not agree with the estimated cost specified on the technical direction, or considers the technical direction to be outside the scope of the contract, he shall notify the PCO or COR immediately and, in the case of the estimated cost, arrive at a general agreement to the cost of the task. In the case of the direction requiring work that is out of the scope of the contract, the contractor shall not proceed with the effort unless and until the PCO executes a contract modification to include the change in scope.

H-3 ORGANIZATIONAL CONFLICT OF INTEREST CLAUSE (JAN 89) (SPAWAR
5252.209-9201)

a. The Contractor understands and agrees that the Department of Defense will not consider it, its successors, or assignees (hereinafter referred to as "the Contractor"), as a source of supply for any system or major component thereof, or training related thereto, for which the Contractor provides technical support and management assistance under the contract. The Contractor further understands and agrees that it will not be allowed to be a subcontractor or consultant to a supplier of a system or any major components thereof, or training related thereto, for which the Contractor provides technical support and management assistance under this contract.

b. If, under this contract, the Contractor assists the Department of Defense in the preparation of a Statement of Work, or provides material leading directly, predictably, and without delay to a Statement of Work, to be used in the competitive procurement of a system or services, the Contractor understands and agrees that for the period from effective date of contract through 5 years after contract completion it shall not be allowed to supply the services or the system or major components thereof, unless it is the sole source. The content of a Statement of Work shall not be considered predictable if more than one prime Contractor is involved in the preparation of material leading to it.

c. The Contractor hereby understands and agrees that if work to be performed under this contract requires access to proprietary data of other companies, the Contractor must agree with such other companies to protect such data from unauthorized use or disclosure so long as it remains proprietary. Evidence of such agreement must be made available to the PCO upon request. Further, the Contractor agrees that it will not utilize the data obtained from such other companies in performing for the Department of Defense additional studies in the same field which are obtained competitively.

d. Upon receipt of a task order issued under the provisions of this contract, the Contractor shall conduct a review of actual or potential Organizational Conflict of Interest (OC of I) as defined in and within the meaning of FAR Subpart 9.5. If in the opinion of the Contractor the performance of a task directed under this contract will involve an actual or potential OC of 1, the Contractor shall notify the Contracting Officer and provide justification in support of its opinion. The

                                                               N00039-96-0066

SECTION H

Contracting Officer will thereupon determine whether in fact the task does involve an OC of I. If the Contracting Officer determines that an OC of I is involved, the Contractor shall not perform said task unless the parties agree to the restrictions imposed by FAR Subpart 9.5.

e. Any subcontractor which performs any work relative to this contract shall be subject to paragraphs A through D above.

f. The Contractor agrees to notify any subcontractor which, pursuant to paragraph E above, is subject to paragraphs A through D, above, that it is so subject.

g. The prohibitions imposed by this clause may be waived by the Government.

H-4 SUBCONTRACTING PLAN (NOV 91) (SPAWAR 5252.219-9201)

Pursuant to Public Law 95-507, the Contractor's Subcontracting Plan for Small Business and Small Disadvantaged Business Concerns is hereby approved and attached hereto as Attachment " 4 " and is made a part of this contract.

H-5 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY
REFERENCE (NOV 91) (SPAWAR 5252.215-9210)

All representations and certifications and other written statements made by the contractor in response to SECTION K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text.

H-6 SEGREGATION OF COSTS (AUG 92) (SPAWAR 5252.232-9206)

The Contractor agrees to segregate costs incurred under this contract at the lowest level of performance, either task or subtask, rather than on a total contract basis, and to submit invoices reflecting costs incurred at that level. Invoices shall contain summaries of work charged during the period covered, as well as overall cumulative summaries by labor category for all work invoiced to date, by line item, task or subtask.

Where multiple lines of accounting are present, the ACRN preceding the accounting citation will be found in Section B and/or Section C of the contract or in the task or delivery order which authorizes work. Payment of Contractor invoices shall be accomplished only by charging the ACRN which corresponds to the work invoiced. One (1) copy of each invoice will be provided to the COR, designated herein, and the PCO at the time of submission to DCAA.

                                                               N00039-96-0066
SECTION H

H-7 OPTION FOR SERVICES (APPLICABLE TO OPTION ITEMS 0004-0015)

The Government may at any time, but no later than the dates specified below, require the Contractor to furnish all or any part of the following Item(s) for delivery at the time(s) and place(s) and at the price(s) or estimated cost set forth herein. These options shall be exercised if at all, by written telegraphic notice signed by the Contracting Officer and sent within the option exercise periods specified below:

ITEMS              OPTION EXERCISE PERIOD
---------         -----------------------

0004-0006           By 31 October 1996
0007-0009           By 31 October 1997
0010-0012           By 31 October 1998
0013-0015           By 31 October 1999

                                                            N00039-96-0066
PART II - Contract Clauses

SECTION I - CONTRACT CLAUSES

CLAUSES INCORPORATED BY REFERENCE (JUN 1988) FAR 52.252-2

This solicitation and the resulting contract incorporates the following clauses by reference with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

NOTICE: The following solicitation and contract clauses are hereby incorporated by reference.

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

FAR SOURCE          TITLE                                             DATE
----------          -----                                             ----

52.202-1            Definitions                                       OCT 95

52.203-3            Gratuities                                        APR 84
52.203-5            Covenant Against Contingent Fees                  APR 84
52.203-6            Restrictions on Sub-Contractor Sales To The       JUL 95
                    Government
52.203-7            Anti-Kickback Procedures                          OCT 88
52.203-10           Price or Fee Adjustment for Illegal or            JUL 95
                    Improper Activity
52.203-12           Limitation on Payments to Influence Certain       JAN 90
                    Federal Transactions
52.203-13           Procurement Integrity-Service Contracting         SEP 90
52.204-2            Security Requirements                             APR 84
52.204-4            Printing/Copying Double-Sided on Recycled Paper   MAY 95
52.209-6            Protecting the Govenment's Interest when          JUL 95
                    Subcontracting with Contractors Debarred,
                    Suspended, or Proposed for Debarment
52.211-5            New Material                                      MAY 95
52.211-7            Other Than New Material, Residual Inventory,      MAY 95
                    and Former Government Surplus
52.212-8            Defense Priority and Allocation Requirements      SEP 90

                                                                N00039-96-0066

SECTION I

COST REIMBURSEMENT SERVICES

FAR SOURCE          TITLE                                             DATE
----------          -----                                             ----

52.215-2            Audit and Records-Negotiation                     OCT 95
52.215-23           Price Reduction for Defective Cost or Pricing     OCT 95
                    Data-Modifications
52.215-25           Subcontractor Cost or Pricing Data-Modifications  OCT 95
52.215-31           Waiver of Facilities Capital Cost of Money        SEP 87
52.215-33           Order Of Precedence                               JAN 86
52.215-39           Reversion or Adjustment of Plans for
                    Postretirement Benefits Other                     FEB 95
                    Than Pensions (PRB)
52.215-40           Notification of Ownership Changes                 FEB 95
52.216-7            Allowable Cost and Payment                        JUL 91
52.216-8            Fixed Fee                                         APR 84
52.219-8            Utilization of Small Business Concerns and        OCT 95
                    Small Disadvantaged Business Concerns
52.219-9            Small Business and Small Disadvantaged Business   OCT 95
                    Subcontracting Plan

52.219-16           Liquidated Damages-Small Business
                    Subcontracting Plan                               OCT 95

52.222-2            Payment for Overtime Premiums (para (a) zero)     JUL 90
52.222-3            Convict Labor                                     APR 84
52.222-26           Equal Opportunity                                 APR 84
52.222-28           Equal Opportunity Preaward Clearance of           APR 84
                    Subcontracts
52.222-35           Affirmative Action for Special Disabled and       APR 84
                    Vietnam Era Veterans
52.222-36           Affirmative Action for Handicapped Workers        APR 84
52.222-37           Employment Reports on Special Disabled Veterans   JAN 88
                    and Veterans of the Vietnam Era
52.222-41           Service Contract Act of 1965, as Amended          MAY 89
52.222-42           Statement of Equivalent Rates for Federal Hires   MAY 89
52.223-2            Clean Air and Water                               APR 84

                                                                N00039-96-0066

SECTION I

COST REIMBURSEMENT SERVICES

FAR SOURCE          TITLE                                             DATE
---------           -----                                             ----
52.223-6            Drug-Free Workplace                               JUL 90
52.225-11           Restrictions on Certain Foreign Purchases         MAY 92
52.226-1            Utilization of Indian Organizations and           AUG 91
                    Indian-Owned Economic Enterprises
52.227-1            Authorization and Consent (ALT I)                 JUL 95
52.227-2            Notice and Assistance Regarding Patent and        APR 84
                    Copyright Infringement
52.227-10           Filing of Patent Applications - Classified        APR 84
                    Subject Matter
52.227-11           Patent Rights-Retention by the Contractor         JUN 89
                    (Short Form)
52.228-7            Insurance-Liability to Third Persons              APR 84
52.230-2            Cost Accounting Standards                         AUG 92
52.230-3            Disclosure and Consistency of Cost Accounting     NOV 93
                    Practices
52.230-5            Administration of Cost Accounting Standards       FEB 95
52.232-9            Limitation on Withholding of Payments             APR 84
52.232-17           Interest                                          JAN 91
52.232-20           Limitation of Costs (automatically applies        APR 84
                    to fully funded CLINs)
52.232-22           Limitation of Funds (applies to incrementally     APR 84
                    funded CLINs)
52.232-23           Assignment of Claims                              JAN 86
52.232-25           Prompt Payment                                    MAR 94
52.232-28           Electronic Funds Transfer Payment Methods         APR 89
52.233-1            Disputes                                          OCT 95
52.233-3            Protest After Award - ALT I (JUN 85)              OCT 95
52.237-3            Continuity of Services                            JAN 91
52.242-1            Notice of Intent to Disallow Costs                APR 84
52.242-13           Bankruptcy                                        JUL 95
52.243-2            Changes-Cost Reimbursement - (ALT II)             AUG 87
52.243-7*           Notification of Changes                           APR 84
52.244-2            Subcontracts (Cost Reimbursement and Letter       FEB 95
                    Contracts) (ALT I) (95 Jul)
52.244-5            Competition in Subcontracting                     JAN 96
52.245-5            Government Property (Cost Reimbursement,          JAN 86
                    Time and Material or Labor Hour Contracts)
52.246-25           Limitation of Liability - Services                APR 84


*Paragraph (b)-30 days; paragraph (d)-60 days

                                                                 N00039-96-0066


SECTION I

COST REIMBURSEMENT SERVICES

FAR SOURCE          TITLE                                             DATE
----------          -----                                             ----

52.247-63           Preference for U.S. Flag Air Carriers             APR 84
52.249-6            Termination (Cost Reimbursement)                  MAY 86
52.249-14           Excusable Delays                                  APR 84
52.251-1            Government Supply Sources                         APR 84
52.253-1            Computer Generated Forms                          JAN 91

II. DOD FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES

FAR
SUPPLEMENT          TITLE                                             DATE
----------          -----                                             ----
252.201-7000        Contracting Officer's Representative              DEC 91
252.203-7000        Statutory Prohibitions on Compensation            DEC 91
                    to Former Department of Defense Employees
252.203-7001        Special Prohibition on Employment                 APR 93
252.203-7002        Display of DOD Hotline Poster                     DEC 91
252.203-7003        Prohibition Against Retaliatory Personnel         APR 92
                    Actions
252.204-7000        Disclosure of Information                         DEC 91
252.204-7003        Control of Government Personnel Work Product      APR 92
252.205-7000        Provision of Information to Cooperative           DEC 91
                    Agreement Holders
252.209-7000        Acquisitions from Subcontractors Subject          DEC 91
                    to On-Site Inspection Under the Intermediate-
                    Range Nuclear Forces (INF) Treaty
252.215-7004        Reporting of Commercial Transactions with         SEP 94
                    the Government of a Terrorist Country
252.210-7003        Acquisition Streamlining                          DEC 91
252.215-7000        Pricing Adjustment                                DEC 91
252.215-7002        Cost Estimating System Requirements               DEC 91
252.219-7003        Small Business and Small Disadvantaged            NOV 95
                    Business Subcontracting Plan (DOD Contracts)

                                                                 N00039-96-0066






SECTION I

COST REIMBURSEMENT SERVICES

FAR
SUPPLEMENT          TITLE                                             DATE
----------          -----                                             ----
252.219-7005        Incentive for Subcontracting With Small
                    Businesses, Small Disadvantaged Businesses,
                    Historically Black Colleges and Universities,
                    and Minority Institutions *                       NOV 95
252.219-7009        Certificate of Competency                         APR 93
252.223-7004        Drug-Free Work Force                              SEP 88

252.225-7025        Foreign Source Restrictions                       APR 93
252.225-7026        Reporting of Contract Performance                 NOV 95
                    Outside the United States
252.225-7031        Secondary Arab Boycott of Israel                  JUN 92
252.231-7000        Supplemental Cost Principles                      DEC 91

252.232-7006        Reduction or Suspension of Contract Payments      AUG 92
                    Upon Finding of Fraud
252.233-7000        Certification of Claims and Requests for          MAY 94
                    Adjustment or Relief
252.242-7001        Certification of Indirect Cost                    DEC 91
252.242-7004        Material Management and Accounting System         DEC 91
252.245-7001        Reports of Government Property                    MAY 94
252.246-7001        Warranty of Data                                  DEC 91
252.249-7001        Notification of Substantial Impact on Employment  DEC 91
252.251-7000        Ordering from Government Supply Sources           MAY 95

*1%

                                                                N00039-96-0066




SECTION I

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 90) (FAR 52.203-9)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the contracting officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

  CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 90)

  (1) I,______________________ am the officer or employee responsible for the (Name of certifier)
preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR occurring during the conduct of this procurement ______________________ (contract and modification number).

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of (Name of offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b) (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                                                                 N00039-96-0066



SECTION I

  (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)
                                                  -----------------------------

-------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)

-------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

        (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

PREFERENCE FOR LABOR SURPLUS AREA CONCERNS (APR 1984) (FAR 52.220-1)

(a) This acquisition is not a set aside for labor surplus area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of tie offers or (2) offer evaluation in accordance with the Buy American Act clause of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

 .........................................................................

                                                                 N00039-96-0066


 .........................................................................


SECTION I

(b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.

TRANSPORTATION OF SUPPLIES BY SEA (DEC 91) (DFARS 252.247-7023)

(a) Definitions. As used in this clause--

     (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

     (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

     (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

     (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

     (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

     (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

          (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

          (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components

                                                                N00039-96-0066

                    of the foregoing.

SECTION I

     (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

     (1)  U.S.-flag vessels are not available for timely shipment;

     (2)  The freight charges are inordinately excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Request shall contain at a minimum:

     (1)  Type, weight, and cube of cargo;

     (2)  Required shipping date;

     (3)  Special handling and discharge requirements;

     (4)  Loading and discharge points;

     (5)  Name of shipper and consignee;

     (6)  Prime contract number; and

     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers

                                                                 N00039-96-0066

          contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.



SECTION I

(d) The contractor shall, within (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of landing, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

     (10) Name of the steamship company.

(e) The Contractor agrees to provide with it final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract.

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                                                                N00039-96-0066



SECTION I

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipment in the following format:

               ITEM                     CONTRACT
           DESCRIPTION                  LINE ITEMS               QUANTITY

TOTAL


(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC 91) (DFARS
252.247-7024)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

     (1)  Shall notify the Contracting Officer of the fact, and

     (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

                                                                 N00039-96-0066



SECTION J - LIST OF ATTACHMENTS

Attachment 1 - Reserved for the Financial Accounting Data Sheet

Attachment 2 - Statement of Work (SOW) entitled "Engineering and Technical
               Services Statement of Work for Satellite Communications, PMW 176, Submarine Communications, PMW 173 and Communications Systems Engineering, PD 70E" dated 04 May 1994

Attachment 3 - Contract Security Classification Specification, DD Form 254

FINANCIAL ACCOUNTING DATA SHEET
SPAWAR 7300/3 (07-88)


  N0003994PRDV002.1
--------------------------------------------------------------------------------------------------------------------------
1. PIIN NUMBER  2.  SUPPL  3.  DATE             4. REFERENCE DOC NO 5. ICI           6. ACT  7.  CONTRACTOR 8.  CONTRACTOR
                    PIIN       EFF                                                     CODE
                            YR MO DA
N0003996C0066               96 02 21
--------------------------------------------------------------------------------------------------------------------------
16.   17.              18         19.   20.   21.      22.                          ACCOUNTING DATA
                                                       -------------------------------------------------------------------
A C       REFERENCE       REF     CLIN  SLIN  TAC      A.   B.          C.       D.       E.  BCN       F.   G.
C 0       DOCUMENT        ACRN                CODE    ACRN  APPROPRI -  SUB-     OBJ      -----------
T D       NUMBER                                            ATION       HEAD     CLASS    PARM    RM    SA      AAA
  E
--------------------------------------------------------------------------------------------------------------------------
A N0003996AFE57KP                 0001         N732    AA   1761319     57KP     000      EA      176   0     068342
--------------------------------------------------------------------------------------------------------------------------

A N0003996AFE57KP                 0002         N732    AB   1761319     57KP     000      EA      176   0     068342
--------------------------------------------------------------------------------------------------------------------------

A N0003996AFE57KP                 0003         N732    AB   1761319     57KP     000      EA      176   0     068342
--------------------------------------------------------------------------------------------------------------------------

                                                                  501
---------------------------------------------------------------------------
        9.  PAYING  10.  DCASR  11.  OBL                 PAGE    1 OF     1
        ADMIN OFF        IND         ACT


---------------------------------------------------------------------------
                ACCOUNTING DATA                             23.
--------------------------------------------------------
      H.     I.     J.    COST CODE
                    ------------------------------------
      TT     PAA    PROJ UNIT  MCC  PDLI&S                     AMOUNT


---------------------------------------------------------------------------
       2D     98051Q   00731    ETS  3120                  36,900.00
---------------------------------------------------------------------------

       2D     98051Q   00731    000  1000                   8,800.00
---------------------------------------------------------------------------

       2D     98051Q   00731    000  1000                   1,800.00
---------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
No changes to this Document are Authorized without prior consent of Authorizing Official below.       TOTAL              47,500.00
----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------COMPTROLLER CLEARANCE----------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PREPARED BY           DATE         OBLIGATIONS OF FUNDS IS AUTHORIZED   SIGNATURE                                           DATE
                                   IN AMOUNTS SHOWN IN COLUMN 23 ABOVE  /s/ CHARLES R. HOLLISTER    (703) 602-3275          2/22/96
 /s/ JAMES CARROLL    21 FEB 96                                         RICHARD J. LUCEY, ACCOUNTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
                                                                        CHARLES R. HOLLISTER
                                                                        SUPERVISOR OPERATING ACCOUNTANT

FOR OFFICIAL USE ONLY



                           ENGINEERING AND TECHNICAL

                                    SERVICES

                               STATEMENT OF WORK
                                      FOR
                          PMW 176, PMW 173, AND PD 70E


                                  04 MAY 1994





PREPARED BY: PMW 176-32E
SPACE AND NAVAL WARFARE
SYSTEMS COMMAND
2451 CRYSTAL DRIVE
ARLINGTON, VIRGINIA 22245-5200

                                              FOR OFFICIAL USE ONLY

FOR OFFICIAL USE ONLY


                      ENGINEERING AND TECHNICAL SERVICES

                               STATEMENT OF WORK

                               TABLE OF CONTENTS


1.0 SCOPE ..................................................................   1

1.2 Background .............................................................   1

2.0 APPLICABLE DOCUMENTS ...................................................   2

3.0 REQUIREMENTS ...........................................................   2

3.1 Systems Engineering Support ............................................   2

3.1.1 Deliverable Products .................................................   5

3.1.2 Schedule .............................................................   5

3.2 Systems Hardware Engineering ...........................................   5

3.2.1 Deliverable Products ................................................    6

3.2.2 Schedule ............................................................    7

3.3 Systems Software Engineering ..........................................    7

3.3.1 Deliverable Products ................................................    8

3.3.2 Schedule ............................................................    8

3.4 Production Support ....................................................    8

3.4.1 Deliverable Products ................................................   11


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FOR OFFICIAL USE ONLY


                      ENGINEERING AND TECHNICAL SERVICES

                               STATEMENT OF WORK

                               TABLE OF CONTENTS


3.4.2 Schedule ............................................................   11

3.5 Operational Support ...................................................   12

3.5.1 Deliverable Products ................................................   13

3.5.2 Schedule ............................................................   13

4.0 PROGRESS REPORTS ......................................................   14


                                             FOR OFFICIAL  USE ONLY

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                       ENGINEERING AND TECHNICAL SERVICES
                               STATEMENT OF WORK
                                      FOR
                         SATELLITE COMMUNICATIONS, PMW 176
                       SUBMARINE COMMUNICATIONS, PMW 173
                   COMMUNICATIONS SYSTEMS ENGINEERING, PD 70E

1.0  SCOPE

     This Statement of Work (SOW) identifies the technical, engineering and program management efforts required to support PMW 176, Navy Satellite Communications (SATCOM); PMW 173, Submarine Communications and PD 70E, Communications Systems Engineering.

1.2  BACKGROUND

                                   PMW 176

     The SATCOM Program Manager (PMW 176) exercises program management and technical control over the conception, development, test and evaluation, acquisition and life cycle support of all satellite communications programs. PMW 176 is responsible for the planning, direction, control and integration of all efforts in the Space and Naval Warfare Systems Command (SPAWAR) relating to all satellite communications systems in various stages of acquisition planning and for installation of these equipment aboard ships and ashore.

                                   PMW 173

     The Submarine Communications Program Manager (PMW 173) exercises program management and technical control over the conception, development, test and evaluation, acquisition and life cycle support of submarine strategic and tactical communications systems. PMW 173 is responsible for the planning, direction, control and integration of all efforts in SPAWAR relating to submarine communications systems in various stages of acquisition planning and for installation of these equipment aboard submarines and ashore.

                                    PD 70E

     PD 70E is responsible for providing the scientific and technical expertise to ensure efficient systems engineering, interface and effectiveness between and among development and operational systems and equipment throughout PD 70. PD 70E will act to establish technical standards and policies, and to provide software engineering assistance to subordinate codes. PD 70E also monitors and evaluates execution of all research and development requirements in response to PD 70 objectives.

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2.0  APPLICABLE DOCUMENTS

     The following documents of the issue in effect on the date of request for proposal, form a part of this SOW to the extent specified herein.

     None.

3.0  REQUIREMENTS

     The contractor shall perform systems engineering and technical analyses required to support PMW 176 for Ultra High Frequency (UHF), Super high Frequency (SHF) and Extremely High Frequency (EHF) SATCOM and associated systems; PMW 173 for Submarine Communications and PD 70E for Communications System Engineering. The contractor shall assist in transitioning various programs from conception-to-development-to-production-to-installation and in establishing Life Cycle Engineering programs and procedures. This effort will include specific tasks in the following areas:

               SYSTEMS ENGINEERING
               SYSTEMS HARDWARE ENGINEERING
               SYSTEMS SOFTWARE ENGINEERING
               PRODUCTION SUPPORT
               OPERATIONAL SUPPORT

     The contractor will be directed to accomplish specific tasks as described in paragraphs 3.1 through 4.0 in accordance with written Technical Direction
(TD) from the Contracting Officer's Representative (COR).

3.1  SYSTEMS ENGINEERING SUPPORT

     The contractor shall provide technical and engineering support to assist in the development of various communications systems, to include performing systems engineering analyses to refine existing, and to develop new systems concepts required to allow the successful development, integration and test of hardware and software items. The contractor shall address engineering and operational issues such as nuclear survivability/vulnerability (S/V) and Electromagnetic Environmental Effects (E(3)) to meet future threats, supportability and sustainability issues, and operational issues to meet Initial Operational Capability (IOC) and Full Operational Capability (FOC), as well as interface and interoperability issues.

     The Systems Engineering task shall include, but not be limited to, the following:


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     A.   PLANNING

     The contractor shall provide planning for development of concepts, feasibility models, advanced development models, engineering and manufacturing development models and life cycle upgrades of existing systems to allow for product improvements. The contractor shall provide detailed plans to enable the Government to measure progress toward program goals. The contractor shall provide a project control system to effectively inform the Government of actual versus planned schedule performance.

     B.   STUDIES

     The contractor shall generate systems, network, and implementation concepts and/or perform feasibility studies to assess new technical, operational or support concepts, resolve problems, investigate system deficiencies or establish proposed operational performance parameters. The contractor shall perform the full range of these studies including preparation and implementation of required test plans and procedures.

     C.   SERVICE TEST MODELS

     The contractor shall monitor and evaluate engineering and manufacturing development projects. The contractor shall provide engineering and manufacturing development specifications, assess progress toward development goals and participate in the resolution of technical or operational problems.

     D.   THREAT PERFORMANCE

     The contractor shall conduct systems analyses of terminal performance in the areas of jam resistance, low probability of intercept (LPI), nuclear survivability, and other vulnerability issues where applicable.

     E.   BASEBAND SYSTEMS ANALYSES

     The contractor shall perform systems analyses to define the characteristics and impacts of interfaces between communications systems.

     F.   SYSTEM SECURITY

     The contractor shall evaluate information systems security (INFOSEC) and communication security (COMSEC) key issues as they apply in Navy communications programs. The contractor shall analyze requirements and recommend approaches which ensure compatibility and interoperability between Navy hardware, software and crypto equipment. The contractor shall participate



                                                 FOR OFFICIAL USE ONLY

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in COMSEC working groups, providing technical expertise in the operational aspects of Navy cryptographic devices.

     G.   INTEROPERABILITY ISSUES

     The contractor shall analyze communications operability issues and generate/review interoperability specifications and Interface Control Drawings
(ICD). This shall include support in the maintenance and development of inter-service test plans and test procedures where required.

     H.   TERMINAL DESIGN AND DOCUMENTATION

     The contractor shall review and evaluate Navy communications terminal design modifications. This shall include participation in and contribution of technical support at formal and informal design reviews. The services contractor shall perform independent reviews and analyses of the development contractor's terminal and software design and test plans, procedures, reports, technical studies, drawings, ICDS, and Navy internal documentation.

     I.   ENGINEERING CHANGES

     The contractor shall perform independent evaluations of Engineering Change Proposals (ECPs), Software Change Proposals (SCPs), Engineering Change Notices
(ECNs), Interface Revision Notices (IRNs), and deviation and waiver requests prepared by terminal contractors to assess their necessity and technical feasibility. The contractor shall then conduct an impact analysis of these changes on the sustainability and supportability of the overall communications terminal program.

     J.   TECHNOLOGY UPGRADES

     The contractor shall monitor and evaluate technology advancements in Navy communications terminals. The contractor shall address the degree of improvement and the impact of insertion on the production baseline. Assessments shall address improvements to AJ, LPI, acquisition and communication capabilities. The contractor shall conduct cost/benefit analyses to determine cost and technical risks and tradeoffs.

     K.   SYSTEM PROBLEM FEEDBACK

          (1)  PROBLEM TRACKING

     The contractor shall develop and maintain a system to monitor and provide feedback concerning problems or deficiencies discovered during any phase of Government approved testing, and shall include problems or deficiencies discovered by the fleet or

                                          FOR OFFICIAL USE ONLY


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
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during Installation and Checkout (INCO). This system shall address both Trouble
Failure Reports (TFRS) and Software Trouble Reports (STRs). Current feedback systems shall be evaluated and tradeoff recommendations made. The contractor shall analyze feedback alternatives from the life cycle maintenance point of view. The system shall provide methodology to identify and resolve problems/deficiencies, and provide a means to track developmental, operational, supportability, sustainability, and production problems. The contractor shall provide production line resolutions and verify problem correction(s).



          (2)  PROBLEM ANALYSIS

     The contractor shall analyze TFRs and STRs to identify the source of such problems and their full scope. The contractor shall propose alternate corrective actions, evaluate such alternatives, and recommend a course of action to the Government.

     L.   REVIEWS AND AUDITS

     The contractor shall support and participate in all hardware and software reviews and audits, including Preliminary Design Review (PDR) and Critical Design Review (CDR). Such assistance and participation shall include identifying agenda items, reviewing documentation and tracking performance requirements and action items.

     M.   OPERATIONS PLAN/CONCEPTS

     The contractor shall analyze and evaluate draft and/or validated operational plans and concepts to determine their impact on Navy Communications production and implementation.

3.1.1.    DELIVERABLE PRODUCTS

     The contractor shall prepare the following deliverables. Specific content and format requirements will be described in a written COR Technical Direction.

                    Technical Reports
                    Point Papers
                    Technical Review Comments
                    Recommendations for Corrective Action
                    Recommended Approaches to Development Issues
                    Cost, Schedule, Technical Tradeoff Recommendations

3.1.2     SCHEDULE

     The schedule for the deliverable product(s) will be defined


                                             FOR OFFICIAL USE ONLY


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


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in a written COR Technical Direction. It will include required quantities and delivery locations.

3.2     SYSTEMS HARDWARE ENGINEERING

     The contractor shall conduct engineering analyses of hardware designs and assess compliance with terminal specifications, identifying changes which may be required due to issues resulting from testing or production readiness assessments.

     Hardware design engineering tasks shall include, but, not be limited to the following:



     A.   TERMINAL DESIGN AND DOCUMENTATION

     The contractor shall review and evaluate terminal design modifications. The contractor shall participate in and contribute technical support at formal and informal design reviews. The contractor shall conduct analyses of the terminal contractor's design and test plans, procedures, reports, technical studies, drawings, ICDS, and Navy internal documentation.

     B.   DESIGN VERIFICATION

     The contractor shall generate and/or verify the completeness and accuracy of technical studies and design approaches. This shall include reliability and maintainability (R&M), supportability and sustainability, human factors, and Quality Assurance (QA) data and documentation to ensure terminal effectiveness. The contractor shall assess terminal design ability to meet Navy performance specifications and shall propose viable solutions to these requirements.

     C.   ELECTRICAL/MECHANICAL DESIGN

     The contractor shall generate and/or review and validate terminal electrical and mechanical design requirements, analyzing functional performance characteristics, physical partitioning and packaging, built-in-test (BIT), built-in-test-equipment (BITE), and functional allocations.

     D.   SPECIFICATION PREPARATION

     The contractor shall generate or participate in the development of functional and interface specifications. This shall include developing, reviewing, or modifying specifications

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for modified or new equipment. The contractor shall provide technical support as required in the formalization of solutions to functional and interface issues which may arise.

     E.   TROUBLE REPORTS

     The contractor shall monitor and technically review field, laboratory and vendor test failure reports. The contractor shall also participate in failure review board meetings.

3.2.1     DELIVERABLE PRODUCTS

     The contractor shall prepare the following deliverables. Specific content for format requirements will be described in a written COR Technical Direction.

                         Technical Reports
                         Point Papers
                         Technical Review Comments
                         Tradeoff Analyses

3.2.2     SCHEDULE

     The schedule for the deliverable product(s) will be defined in a written COR Task Description. It will include required quantities and delivery locations.

3.3       SYSTEMS SOFTWARE ENGINEERING

     The contractor shall provide the following software engineering and technical support to ensure successful development, test, supportability and maintenance of communications software.

     The software engineering task shall include, but not be limited to, the following:

     A.   PROGRAM DESIGN

     The contractor shall review the software design for consistency with the system design. The contractor shall review and evaluate the design to ensure compliance with military standards and conventions and to ensure accurate implementation of system performance requirements. The contractor shall review and evaluate proposed software changes, enhancements, and ECPs to maintain the integrity of the man/machine interface and to determine technical adequacy, accuracy, cost, and make tradeoff recommendations. The contractor shall maintain software configuration baselines.


                                          FOR OFFICIAL USE ONLY



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


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     B.   SOFTWARE PERFORMANCE EVALUATION

     The contractor shall generate or review the performance requirements matrix for completeness and accuracy and shall generate or review test plans and procedures to ensure that all performance requirements will be accurately and adequately tested and demonstrated.

     C. SOFTWARE DOCUMENT EVALUATION

     The contractor shall review and evaluate program software documents for compliance with DOD-STD-2167. Additionally, the contractor shall update the Computer Resources Life Cycle Management Plan (CRLCMP), verifying existing data and incorporating new data.

     D.   SYSTEM PROBLEM FEEDBACK

     The contractor shall develop and maintain a system to monitor and provide feedback concerning problems or deficiencies discovered during technical and operational testing. Current feedback systems shall be evaluated and tradeoff recommendations made. The contractor shall analyze the feedback alternatives from the life cycle maintenance point of view. The system shall provide methodology to identify and resolve problems and deficiencies with the software. It shall provide a means to track a problem from identification, through tradeoff analysis, resolution, and eventual implementation into the U.S. Navy fleet.

     E. REVIEWS AND AUDITS

     The contractor shall support and participate in all software reviews and audits, maintain the product software baseline, and participate in production PDR and CDR. Such assistance and participation shall include identifying agenda items, reviewing documentation and tracking performance requirements and action items.

3.3.1     DELIVERABLE PRODUCTS

     The contractor shall prepare the following deliverables. Specific content and format requirements will be described in a written COR Task Description.

                    Recommendations for Approval/Disapproval of
                       Software Change Proposals
                    System Trouble Tracking Reports
                    Technical Review Comments
                    Recommendations to Improve Performance Matrix

3.3.2     SCHEDULE

                                                FOR OFFICIAL USE ONLY

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


FOR OFFICIAL USE ONLY

     The schedule for the deliverable product(s) will be defined in a written COR Task Description. It will include required quantities and delivery location.

3.4  PRODUCTION SUPPORT

     The contractor shall provide technical and engineering support in planning and effecting the transition from development to production and shall provide technical and engineering support during the Production and Deployment (P&D) phase. The contractor shall review and evaluate productibility planning documents to ensure that the transition-to-production phase is effected in an optimal manner.

     The contractor shall support the government in monitoring the terminal prime contractor during the Production Phase. This shall include program management, quality control, and manufacturing monitoring.

     The contractor shall assist with producibility planning to ensure that all aspects of the research and development to production transition are optimized. This shall include review and evaluation of producibility planning documentation, and operational plans and concepts to determine their impact on production and implementation and equipment supportability and sustainability.

     The contractor shall support Navy test facilities in test and evaluation efforts during the Research, Development Test and Evaluation (RDT&E) phase. This support shall include evaluation of test objectives, specifications, plans, procedures, and test data to assure that performance compliance is demonstrated. Testing shall encompass First Article Testing, Interoperability testing, At Sea testing, Technical Evaluation (TECHEVAL), Operational Evaluation (OPEVAL), Follow-on Technical, Operational, Test & Evaluation (FOT&E).

     The contractor shall provide scheduling support to assist the Government in scheduling and monitoring the material acquisition, terminal production and delivery of Navy Communications terminals and equipment. The contractor shall provide support to the Government in monitoring terminal prime contrac-tor/subcontractor relationships to verify that appropriate control is being exercised.

     The production engineering task shall include, but not be limited to, the following:

     a.   QUALITY CONTROL

     The contractor shall monitor terminal prime contractor

                                             FOR OFFICIAL USE ONLY

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

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production efforts to ensure that appropriate QA procedures are being used and that production items meet approved criteria. This shall include reviews and analysis of QA reports and data and recommendations for resolving any QA problems.

     b.  MANUFACTURING MONITORING

     The contractor shall provide support to the Government in monitoring the terminal prime contractor's manufacturing, packaging and shipping processes, procedures, and effectiveness. This shall include screening, assessment of production efficiency, and recommendations for improving efficiency. Specifically the contractor shall analyze the use of computer-aided-design (CAD) and computer-aided-manufacturing (CAM) procedures in the manufacture of Navy communications Systems. The contractor shall verify that the process complies with the approved manufacturing plan and that the procedures are effective. Where deficiencies are identified, the contractor shall identify viable corrective actions.

     c.   SYSTEM TEST AND EVALUATION (T&E)

     The contractor shall conduct analysis of Navy communications requirements along with operational concepts, to determine interoperability, compatibility, susceptibility, sustainability, and testability requirements. The contractor shall propose plans and procedures necessary to quantify and qualify terminal performance based on requirements and concepts objectives.

     d.   SOFTWARE INDEPENDENT T&E

     The contractor shall, independent of the software developer, analyze and test the performance of the Navy software. Such analysis shall be of a known, structured methodology and shall provide quantifiable test results. All independent program test and verification activities shall follow an approved plan.

     e.   HARDWARE T&E

     The contractor shall analyze performance testing of the various Navy communications terminal hardware. Such analysis shall be of a known, structured methodology and shall provide quantifiable test results. All independent test and verification activities shall follow an approved plan.

     f.   T&E DOCUMENTATION

     The contractor shall support the development of T&E documentation including test plans, test procedures, and test reports, in addition to contingency plans if testing is unsuccessful.

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     g.   TRANSITION PLANNING

     The contractor shall generate or evaluate plans to transition from the Engineering and Manufacturing Development (E&MD) baseline to the P&D baseline at both the systems and equipment hardware levels. Results of this planning shall be closely coordinated with systems engineering, configuration management, and ILS disciplines.

     h.   PRODUCTION DESIGN AND READINESS REVIEW

     The contractor shall participate in production design and production readiness reviews at both government and prime contractor facilities. These reviews will address issues relating to maintainability, reliability, environmental relationships, human factors, value engineering, safety, manufacturing methodologies and simplification, standardization, producibility, sustainability and supportability, production programs, and quality assurance. The contractor shall demonstrate the ability to be able to assess vendor developmental and production hardware against Navy handbook, BEST PRACTICES for Reliability, Maintainability, Quality Assurance, Risk Reduction, and Defect Control NAVSOP-6071 of March 1986 requirements. The contractor shall be familiar with all such issues and be prepared to address deficiencies identified during these reviews. Problem areas shall be identified and options for corrective actions shall be recommended.

     i.   PRODUCTION AUTOMATION

     The contractor shall evaluate processes proposed for the automation of the terminal production line. Individual techniques shall be assessed to ensure optimization of unit cost and schedule delivery while maintaining quality of delivered terminals.

     j.   FACILITIES OPTIMIZATION

     The contractor shall evaluate the Facilities Requirements plan to assess the feasibility of satisfying required production rates. The contractor shall also review and evaluate the production testing philosophy, special test equipment design and development, and screening requirements and methods.

     k.   PRODUCTION DATA PACKAGE VERIFICATION

     The contractor shall assist in the review and update of the Manufacturing Data Package and Technical Documentation including production plans and procedures, manufacturing flow diagrams, test and inspection procedures and associated drawing packages.

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     During the Production Start-Up Phase, the contractor shall support the
Government in assuring that the production contractor effectively implements The approved Manufacturing Plan and implements the principles of the Navy "BEST PRACTICES" handbook. This support shall include reviewing related technical documentation. inspection and screening of Production Material, verification of special tooling and test equipment, production schedule planning, monitoring production contractor and subcontractor relationships, monitoring and tracking Government furnished equipment (GFE), and evaluating First Article Testing.

3.4.1 DELIVERABLE PRODUCTS

     The contractor shall prepare the following deliverables. Specific content and format requirements will be described in a written COR Technical Direction.

                    Transition to Production Program Plan
                    Production Readiness Review Program Plan
                    Facilities Assessment Resort
                    Production Start-Up Schedules
                    GFE Status Reports
                    Production Contractor and Subcontractor Status Reports Technical Review Comments
                    Corrective Action Recommendations
                    Test Reports
                    Recommendations Concerning Test Plans and Procedures Analyses of Test Data
                    Contingency Schedules/Plans

3.4.2   SCHEDULE

     The schedule for the deliverable product(s) will be defined in a written COR Technical Direction. It will specify required quantities and delivery location.

3.5     OPERATIONAL SUPPORT

     The contractor shall assist in the planning and program management of systems, terminals and equipment installations aboard Navy ships, Submarines and at shore sites. This shall include review of installation documentation, deveiopment and maintenance of installation schedules and support of the installation and integration. The contractor shall interface with Navy laboratories and facilities to ensure that installation plans accurately address current and new construction Ship classes. The contractor shall review and assess system supportability in the Fleet including life cycle support.

     a.   INSTALL AND TEST

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     The contractor shall conduct subsystem or equipment integration and testing to incorporate feasibility of development models and performance upgrades in existing communications systems. The contractor shall generate test plans and procedures, conduct site surveys and site preparation, install, maintain and remove test models, document and analyze test results.

     b.   OPERATIONAL PERFORMANCE

     The contractor shall analyze operational systems performance to assess the effects of environmental, technical or support factors on performance goals. The contractor shall collect and correlate data, investigate performance anomalies, conduct testing and recommend technical, operational or support changes.

     c.   ENGINEERING ANALYSIS

     The contractor shall perform engineering analysis to refine existing systems concepts and develop new ones to allow the successful development, integration, test and operation, and supportability and sustainability of Navy Communications Systems. The contractor shall review system interfaces, analyze terminal performance against potential threats, evaluate COMSEC and TRANSEC issues and monitor NATO, inter-service and intra-service interoperability issues.

     d.   TERMINAL ENGINEERING

     The contractor shall conduct terminal engineering to refine existing systems concepts and develop new concepts required to facilitate successful integration, test and operation of Navy Communications terminals. The contractor shall analyze configuration change documentation, develop and maintain a system to monitor and provide feedback on problems in the fleet and generate site specific installation plans.

     e.   DOCUMENTATION

     The contractor shall review and evaluate installation planning documents such as installation plans, site preparation plans, Ship Alteration (SHIPALT) proposals, Installation Control Drawings (ICDs), and Ship Installation Drawings. The contractor shall recommend changes or alternative approaches when requested.

     f.   SCHEDULES

     The contractor shall develop installation schedules for both ship and shore installations. These schedules shall be maintained and updated to reflect changes in the shipyard, and ship schedules, and changes to SHIPALTS.



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     g.   INSTALLATION SUPPORT

     The contractor shall perform engineering and technical analyses to support NAVY communications terminal installations in submarines, ships and shore stations. The contractor shall attend and provide technical support at formal and informal planning meetings, evaluate installation drawings, track assets and schedules, and develop technical data packages. This support shall include verifying completeness of SHIPALTs and Base Electronic Systems Engineering Plans (BESEPs), conducting analyses of site support facilities, scheduling implementation assets, monitoring assets deliverable documentation, and System Operational Verification Test (SOVT), analyzing Installation problems and recommending corrective actions.

     The contractor shall support Navy communications terminal SOVT efforts as required for shipboard and shore installations. SOVT efforts shall include checkout of interoperability and software performance during land based and at sea test. This support shall include review of installation planning documents, assistance in software test, support of hardware test, development of installation test plans and procedures, support to actual installation, and reporting on the results.

3.5.1 DELIVERABLE PRODUCTS

     The contractor shall prepare the following deliverables. Specific content and format requirements will be described in a written COR Technical Direction.

                    Master Implementation Plan
                    Installation Schedules
                    Test Reports
                    Tradeoff Analyses
                    Technical Review Comments

3.5.2     SCHEDULE

     The schedule for the deliverable product(s) will be defined in a written COR Technical Direction. It will include required quantities and delivery locations.

4.0       PROGRESS REPORTS

     The contractor shall submit monthly progress reports outlining contract deliverables, progress, problems encountered, planned versus actual labor hours, funds expenditures, personnel assignments and tasking.

                                       FOR OFFICIAL USE ONLY

------------------------------------------------------------------------------------------------------------------------------------
                    DEPARTMENT OF DEFENSE                   1. CLEARANCE AND SAFEGUARDING
        CONTRACT SECURITY CLASSIFICATION SPECIFICATION    --------------------------------------------------------------------------
      (THE REQUIREMENTS OF THE DOD INDUSTRIAL SECURITY      a. FACILITY CLEARANCE REQUIRED          TOP SECRET
         MANUAL APPLY TO ALL SECURITY ASPECTS OF THIS     --------------------------------------------------------------------------
                        EFFORT.)                            b. LEVEL OF SAFEGUARDING REQUIRED       SECRET
------------------------------------------------------------------------------------------------------------------------------------
    2. THIS SPECIFICATION IS FOR: (x and complete as        3. THIS SPECIFICATION IS: (x and complete as applicable)
    applicable)
------------------------------------------------------------------------------------------------------------------------------------
    X a. PRIME CONTRACT NUMBER                              X  a. ORIGINAL (Complete date in all                        DATE(YYMMDD)
      N00039-96-C-0066                                         cases)                                                   960312
------------------------------------------------------------------------------------------------------------------------------------
      b. SUBCONTRACT NUMBER                                    b. REVISED (Supersedes    REVISION NO.                   DATE(YYMMDD)
                                                               all previous specs)
------------------------------------------------------------------------------------------------------------------------------------
    X c. SOLICITATION OR OTHER NUMBER     DUE DATE(YYMMDD)     c. FINAL (Complete item 5 in all                         DATE(YYMMDD)
      N00039-94-PR-DV002                                       cases)
------------------------------------------------------------------------------------------------------------------------------------
    4. IS THIS A FOLLOW-ON CONTRACT?       [ ]          YES    [X]     No. If YES, complete the following:


    Classified material received or generated under                                     (Preceding Contract Number)
                                                     ---------------------------------
    is transferred to this follow-on contract.
------------------------------------------------------------------------------------------------------------------------------------
    5. IS THIS A FINAL DD FORM 254?        [ ]          Yes    [X]     NO. If Yes, complete the following:


    In response to the contractor's request dated                  retention of the identified classified material is
                                                  -------------
    authorized for the period of
                                -------------
------------------------------------------------------------------------------------------------------------------------------------
    6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
------------------------------------------------------------------------------------------------------------------------------------
    a. Name, Address, And Zip Code           b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)
    Advanced Communications Systems                              Defense Investigative Service
    10089 Lee Highway                                            2461 Eisenhower Ave
                                                                 Alexandria, Va 22331
    Fairfax, Va 22030                        2X691
------------------------------------------------------------------------------------------------------------------------------------
    7. SUBCONTRACTOR
------------------------------------------------------------------------------------------------------------------------------------
    a. Name, Address, And Zip Code           b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address and Zip Code)



------------------------------------------------------------------------------------------------------------------------------------
    8. ACTUAL PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
    a. Location                              b. CAGE CODE        c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip Code)



------------------------------------------------------------------------------------------------------------------------------------
    9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
------------------------------------------------------------------------------------------------------------------------------------

    PROVIDE ENGINEERING AND TECHNICAL SUPPORT FOR PMW 176, PMW 173 AND PD70E

------------------------------------------------------------------------------------------------------------------------------------
    10. THIS CONTRACT WILL REQUIRE    Yes     No    11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:              YES     NO
    ACCESS TO:

------------------------------------------------------------------------------------------------------------------------------------
    A. COMMUNICATIONS SECURITY                      A. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER
    (COMSEC) INFORMATION              X             CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY                             X
------------------------------------------------------------------------------------------------------------------------------------
    B. RESTRICTED DATA                        X     B. RECEIVED CLASSIFIED DOCUMENTS ONLY                                      X
------------------------------------------------------------------------------------------------------------------------------------
    C. CRITICAL NUCLEAR WEAPON                      C. RECEIVE AND GENERATE CLASSIFIED MATERIAL                        X
    DESIGN INFORMATION                        X
------------------------------------------------------------------------------------------------------------------------------------
    D. FORMERLY RESTRICTED DATA               X     D. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE                         X
------------------------------------------------------------------------------------------------------------------------------------
    E. INTELLIGENCE INFORMATION:      X             E. PERFORM SERVICES ONLY                                                   X
------------------------------------------------------------------------------------------------------------------------------------
       (1) Sensitive Compartmented                  F. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE U.S.,
           Information (SCI)          X             PUERTO RICO, U.S. POSSESSIONS AND TRUST TERRITORIES                        X
------------------------------------------------------------------------------------------------------------------------------------
       (2) Non-SCI                    X             G. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL
                                                    INFORMATION CENTER (DTIC) OR OTHER SECONDARY DISTRIBUTION CENTER   X
------------------------------------------------------------------------------------------------------------------------------------
    F. SPECIAL ACCESS INFORMATION             X     H. REQUIRE A COMSEC ACCOUNT                                                X
------------------------------------------------------------------------------------------------------------------------------------
    G. NATO INFORMATION               X             I. HAVE TEMPEST REQUIREMENTS                                       X
------------------------------------------------------------------------------------------------------------------------------------
    H. FOREIGN GOVERNMENT                           J. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                           X
    INFORMATION                               X
------------------------------------------------------------------------------------------------------------------------------------
    I. LIMITED DISSEMINATION                        K. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE                        X
    INFORMATION                               X
------------------------------------------------------------------------------------------------------------------------------------
    J. FOR OFFICIAL USE ONLY                        L. OTHER
    INFORMATION                       X             (Specify)


---------------------------------------------------
    K. OTHER (Specify)
------------------------------------------------------------------------------------------------------------------------------------

DD Form 254, DEC 90                                Previous editions are obsolete                              805/340
------------------------------------------------------------------------------------------------------------------------------------
12. PUBLIC RELEASE.  Any information (classified or unclassified) pertaining to this contract shall be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate
U.S. Government authority.  Proposed public releases shall be submitted for approval prior to release

    [ ]     Direct     [X]      Through (Specify)

COMMANDER SPACE AND NAVAL WARFARE SYSTEMS COMMAND

(SPAWAR OOL) 2451 CRYSTAL DRIVE, ARLINGTON, VA 22245-5200

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)
*for review. In the case of non-DOD User Agencies, requests for disclosure shall be submitted to that agency.
------------------------------------------------------------------------------------------------------------------------------------
13.  SECURITY GUIDANCE.  The security classification guidance needed for this classified effort is identified below.  If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below.  Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended.  (Fill in as appropriate for the classified effort.
Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein.  Add additional pages as needed to provide complete guidance.)

MATERIAL GENERATED UNDER THIS CONTRACT SHALL PERPTUATE THE CLASSIFICATION/DOWNGRADING/DECLASSIFICATION OF SOURCE MATERIAL.  THE
HIGHEST CLASSIFICATION FOR THIS CONTRACT IS TOP SECRET.

VISIT REQUEST TO ACTIVITIES OTHER THAN COMSPAWARSYSCOM (PMW 176, PMW 173 AND PD 70E SHALL HAVE "NEED-TO-KNOW" CERTIFIED BY
COMPAWARSYSCOM (PMW 176).

------------------------------------------------------------------------------------------------------------------------------------
ESTIMATED COMPLETION DATE                COGNIZANT COTR//PROGRAM MANAGER, NAME, CODE, TEL. NO.
------------------------------------------------------------------------------------------------------------------------------------
30 SEPTEMBER 2000                        DOUG WONG PMW 176-41B, (703)602-1459
------------------------------------------------------------------------------------------------------------------------------------
14.  ADDITIONAL SECURITY REQUIREMENTS.  Requirements, in addition to ISM requirements, are established for this contract.
                                                                                                      [X]      YES      [ ]      NO

       (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements.
Provide a copy of the requirements to the cognizant security office.
       Use Item 13 if additional space is needed.)

SEE ATTACHED "TEMPEST SECURITY REQUIREMENTS"                                     [SIG]       DATE 3/12/96

------------------------------------------------------------------------------------------------------------------------------------
15.  INSPECTIONS. Elements of this contract are outside the inspection responsibility of the cognizant security office.
                                                                                                      [ ]      YES      [X]      NO

(If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections.  Use Item 13 if additional space is needed.) See Item 13
------------------------------------------------------------------------------------------------------------------------------------
16.  CERTIFICATION AND SIGNATURE.  Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort.  All questions shall be referred to the official named below.
------------------------------------------------------------------------------------------------------------------------------------
a.  Typed name of certifying          b.  TITLE                                  c.  TELEPHONE (Include Area Code)
official                                                                             (703)602-8667
Katherine H. weick                    CONTRACTING OFFICER FOR SECURITY MATTERS
------------------------------------------------------------------------------------------------------------------------------------
d.  ADDRESS (Include Zip Code)                            17.  REQUIRED DISTRIBUTION

COMMANDER                                                   [X]   a. CONTRACTOR
                                                         --------
SPACE AND NAVAL WARFARE SYSTEMS COMMAND, (SPAWAR 07-2)      [ ]   b. SUBCONTRACTOR
                                                         --------
2451 CRYSTAL DRIVE, ARLINGTON, VA 22245-5200                [X]   c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
-----------------------------------------------------------------
e.  SIGNATURE                                               [ ]   d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY
                                                         --------
                                                                  ADMINISTRATION

                                                            [X]   e. ADMINISTRATIVE CONTRACTING OFFICER
                                                         --------
  /s/ D.R. JOHNSON                      3/12/96             [X]   f. OTHERS AS NECESSARY
------------------------------------------------------------------------------------------------------------------------------------
DD Form 254 Reverse, DEC 90

Contract Security Classification Specification (DD Form 254) for Contract No. N00039-96-C-0066.
Page 3 of 3

Item 10.e.(2) continued

The following conditions apply to the release of intelligence.

1. The material does not become the property of the contractor and may be withdrawn at any time. Upon expiration of the contract, all intelligence released and any material using data from such intelligence shall be returned to the contracting officer or authorized representative for final disposition. Only with prior authorization from the Office of Naval Intelligence (ONI-32) may the contractor retain such material.

2. Contractors will not release the intelligence material to any activity or person of the contractor's organization not directly engaged in providing services under the contract or to another contractor (including subcontractors), government agency, private individual, or organization with prior approval of the Office of Naval Intelligence (ONI-32).

3. Intelligence material will not be released to nationals or immigrant aliens who may be employed by the contractor, regardless of the level of their security clearance or access authority, except with the specific permission of the Office of Naval Intelligence (ONI-32).

4. Intelligence material may not be reproduced without prior approval from the Office of Naval Intelligence (ONI-32). All intelligence must bear a prohibition against reproduction while in the custody of the contractor.

5. The contractor shall maintain such records as will enable furnishing on demand the names of individuals who have had access to intelligence material in the contractor's custody.

/s/ D.R. JOHNSON

for KATHERINE H WEICK, 3/12/96
Contracting Officer for Security Matters
Space & Naval Warfare Systems Command (SPAWAR 07-2)
2451 Crystal Drive
Arlington, VA 22243-5200
(703) 602-8667

                                                   Contract No. N00039-96-C-0066

                        CONTRACTOR TEMPEST QUESTIONNAIRE

1. The following TEMPEST questionnaire must be completed and sent to the contracting authority prior to contract award. This is an information collection questionnaire only. This is not a directive, implied requirement or an encouragement to procure TEMPEST equipment for use on this contract. DO NOT procure TEMPEST equipment unless specifically directed by the contracting authority.

     a. Please answer the following questions promptly and return the information to the contracting authority and the Certified TEMPEST Technical Authority listed below:

            Officer in Charge
            NCCOSC In Service Engineering
            NISE EAST
            Charleston, SC

            (1) What is the highest classification level of material to be processed/handled by electronic or electromechanical automated information processing equipment?

            (2) What special categories of classified material (Sensitive Compartmented Information, Nuclear Command and Control, Special Access Program, Single Integrated Operational Plan, etc.) are processed?

            (3) What is the approximate percentage of processing time for TOP SECRET and special category information compared to the total processing time?

            (4) Provide the specific locations, address and zip code, where the classified processing will be performed.

            (5) Provide facility information, are there other tenants, other tenants', names, type of business (govt, commercial, foreign commercial, foreign govt, etc.)

            (6) Provide the names, address, position title and phone number at the facility where classified processing will occur of a point of contract who is knowledgeable of the processing requirements, the types of equipment to be used and the physical layout of the facility.

                                                   Contract No. N00039-96-C-0066


     b. Is this company foreign owned or controlled? If so what is the country?

Additional Information:

     Prime contractors cannot pass TEMPEST requirements to subcontractors. Subcontractors must submit a TEMPEST Vulnerability Assessment Request prior to processing.

     Interim processing is allowed once COMNISCOM 0026T is in receipt of the contractor's TEMPEST Vulnerability Assessment Request (TVAR) Tab B to appendix (B). TVARs for awarded contracts should be mailed to return receipt requested to:

     Director, Naval Criminal Investigative Service
     Washington Navy Yard, Washington, D.C. 20388
     Attn: Code 0026T

     Information copy to:

     Officer In Charge
     NCCOSC In Service Engineering
     NISE EAST
     Charleston, SC

                   SENSITIVE COMPARTMENTED INFORMATION GUIDE

1. This contract requires access to Sensitive Compartment Information (SCI) as validated by the following.

     Name:  BERNARD KOHN
     Organization:  COMSPAWARSYSCOM
     Telephone:     (703) 602-7664

2.   The following are designated as responsible Special Security Officers
(SSO) for SCI requirements of this contract:

Overall Security Administration
Director
Office of Naval Intelligence (ONI-532)
4251 Suitland Road
Washington, D.C. 20395-5720

Sponsoring SSO
COMMANDER, SPACE AND NAVAL WARFARE SYSTEMS COMMAND
SPAWAR OOH
2451 CRYSTAL DRIVE
ARLINGTON, VA 22245-5200

Contractor SSO
Advanced Communications System
10089 Lee Highway
Fairfax, VA 22030

3. The accredited secure areas used for SCI research, development, production, and storage in support of this contract are under the exclusive responsibility of the designated SSO's and will be identified to the appropriate Defense Investigative Service (DIS) Security Office by the sponsoring Special Security Officer upon request.

4. SCI data furnished to the contractor will require special security controls beyond those of the Industrial Security manual. These supplementary requirements will be furnished and/or made available to the contractor by ONI-532 via the sponsoring SSO.

5. SCI will not be released to any activity or person of the contractor (including subcontractors), government agency, private individual, or organization without specific release approval of the originator, and prior approval and certification of "need-to-know" by the designated project manager/contractor sponsor (VIDE PARAGRAPH 1 SUPRA). Attachment of DD Form 254 for Contract Task

Attachment to DD Form 254
Solicitation N00039-96-C-0066

6. SCI will not be released to foreign nationals or immigrant aliens employed by the contractor, regardless of the level of their security clearance.

7. Names of contractor personnel requiring access to SCI will be submitted to the contract monitor (CM) for approval. Upon receipt of written approval from the CM and the sponsoring SSO, the Contractor Special Security Officer (CSSO) will submit request for Single Scope Background Investigations (SSBI) in accordance with the Industrial Security Manual to Defense Industrial Security Clearance Office (DISCO) with a copy to the sponsoring SSO.

8. SCI data and material will be stored and maintained only in properly accredited facilities. Under no circumstances will SCI furnished to the contractor's SCI facility be disseminated outside of the facility. SCI provided in support of this contract remains in the property of the DOD department, agency, or command that released it. Upon completion or cancellation of the contract, all SCI furnished to or generated by the contractor will be returned to the custody of the sponsoring SSO.

9. No SCI may be reproduced without prior approval of the supporting SSO, who will obtain approval from the originator of the material.

10. The contractor shall provide a list of all SCI access by all personnel at the end of the contract and by 30 December of each calendar year within which the contract has been active. The list shall include: what SCI sites were accessed; what automated SCI data bases were accessed (by system, e.g.OSGP); and what SCI documents were read.

11. All requests for specific SCI by the contractor in support of this contract will be submitted to ONI-532 via the sponsoring SSO, CM, and ONI-532 (in that order) for validation of need-to-know. No request will be processed without the CM's authorization.

12. Inquiries pertaining to Classification Guidance regarding SCI will be directed to ONI-532 or the sponsoring SSO.


This DD FORM 254 has been coordinated with ON-532.

Attachment to DD Form 254
Contract N00039-96-C-0066

CLASSIFICATION
               -----------------------

                     SCI CONTRACT SUPPORT INFORMATION SHEET

1.   Contractor name: Advanced Communications Systems
     Activity: Space and Naval Warfare Systems Command
     Contract number: N00039-96-C-0066
     Unclassified Title: PD 70 Technical Services Support

2.   Navy contract monitor certifying SCI requirements:

     Name:  BERNARD KOHN
     Activity: COMSPAWARSYSCOM code: PMW 176-42
     Telephone: (commercial)(703)602-7664/(DSN)332-7664

3.   Contract Project Manager: BERNARD KOHN
                         (telephone) (703)602-7664

4.   Subcontract Project Manager: (name) TBD (telephone)

5.   Brief resume of contract service or product:

THIS CONTRACT IS FOR ENGINEERING AND TECHNICAL SUPPORT SERVICES OF SATELLITE COMMUNICATIONS SYSTEMS AND SUBMARINE COMMUNICATIONS SYSTEMS ASHORE AND AFLOAT THAT ARE LOCATED IN GOVERNMENT SCIFS.

5. Justification of the contract requirement for SCI support:

THE CONTRACTOR MUST BE SCI CLEARED AND HAVE ACCESS TO GOVERNMENT SCIFS IN ORDER PROVIDE ENGINEERING AND TECHNICAL SUPPORT SERVICES FOR SATELLITE COMMUNICATIONS SYSTEMS AND SUBMARINE COMMUNICATIONS SYSTEMS ASHORE AND AFLOAT THAT ARE LOCATED IN GOVERNMENT SCIFS.

6. Question a. through e. must be answered for ONI-532 validation of the requirement for SCI contracting support.

     a.     Must the statement of work or the statement of requirements be SCI in order
to state them candidly, accurately, and completely?                                                   No
                                                                                                      --

     b.     Is this contract product SCI?                                                             No
                                                                                                      --

     c.     Does contract performance require use/storage
of SCI data at a contractor SCIF?                                                                     No
                                                                                                      --


Attachment to DD Form 254
Contract N00039-96-C-0066

CLASSIFICATION
               --------------------------------

     d.     Does contract performance require substantial access to SCI and/or
data at U.S. government SCIF's?                                                                      Yes
                                                                                                      ---

     e.     Is access to SCI data required for proper performance of responsibilities
by personnel in the contracting and contract support process?                                         No
                                                                                                      --

7. If the documents or the results of this contract are threat or threat-related, questions a. through e. must be answered for ONI-532 validation.

     a.     Has the office of Naval Intelligence been contracted for threat support to the system
under this contract IAW OPNAVINST 3811.1 series?                                                      No
                                                                                                      --

     b.     Does this contract require contractor preparation of intelligence analyses/reports?       No
                                                                                                      --

If so, will it be coordinated with N2 in accordance with SECNAVINST 3811.1 series?

     c.     Will the work requested by accomplished under
the direction of or in coordination with ONI?                                                         No
                                                                                                      --

     d.     Will the contractor require access to ONI analysts and/or data?                           No
                                                                                                      --

     e.     Will the resulting effort be validated by ONI?                                            No
                                                                                                      --

8.   SCIF REQUIREMENTS:

     a.     Is an accredited contract SCIF required?                                                  No
            (COMPLIANCE WITH DIAM 50-3 IS MANDATORY)                                                  --


     b.     Is an accredited contractor SCIF presently on-site?                                       No
                                                                                                      --

     c.     Is a Memorandum of Agreement (MOA) required?                                              No
                                                                                                      --

     d.     If yes, with what other command/agency?

     e.     Has an MOA already been executed?                                                         No
                                                                                                      --

Attachment to DD Form 254
Contract N00039-96-C-0066

CLASSIFICATION
               -------------------------------

9.   What categories of SCI material will be vest/stored at the contractor's
     SCIF?

SI             TK              OTHER              NONE           X
  -------------   ------------       ------------      ---------------

10.  How will SCI material be forwarded to the contractor's SCIF?

     NOT APPLICABLE

11.  Estimated volume of SCI material to be stored at the contractor's SCIF.

     NOT APPLICABLE

12. Other than at the contractor's SCIF, where will SCI access be provided contractor personnel? GOVERNMENT SCIFS ONLY

13.  ADP requirements.

     a.     Will ADP equipment be required at the contractor's SCIF to process SCI material?
(Compliance with DIAM-4, OPNAVINST's 5239.1 series and C5510.93 series is mandatory.)
If no, omit the next two questions.                                                                   No
                                                                                                      --

     b.     Is ADP equipment now located in the contractor's SCIF?                                    No
                                                                                                      --

     c.     If yes, is the ADP equipment located in a shielded enclosure? Not
Applicable

14. List specific SCI documents requiring release to the contractor and identify specific subject areas of SCI material required to support this contract: TACINTEL OPERATIONS, TADIXS B TRE TEMP, TADIXS B TRE TACTICAL
OPERATIONS AND TDDS OPERATIONS

15.  Number of new contractor billets/access required, by compartment.

SI      5     TK      5      OTHER
  -----------    ----------

16. Contractor personnel requiring SCI access under this contract: (Identify with an asterisk (*) those contractor employees already SCI-indoctrinated under other SCI contracts.


Contract Monitor's Signature:  /s/ BERNARD A. KOHN
                              -----------------------
                                BERNARD A. KOHN
                                   PMW 176-42

Attachment to DD Form 254
Contract N00039-96-C-0066